EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Jerry Balter, the undersigned Chief Financial Officer of Telzuit Medical Technologies, Inc. (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-KSB of the Company for the year ended June 30, 2006 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof:

3.	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jerry Balter
Jerry Balter
Chief Financial Officer October 13, 2006